UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2026

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Heritage Drive, Suite 200
Jupiter
Florida		33458
(Address of principal executive offices)		(Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 27, 2026, Ligand Pharmaceuticals Incorporated, a Delaware corporation (“Ligand”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Ligand, XOMA Royalty Corporation, a Nevada corporation (“XOMA Royalty”), and Flex Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of Ligand (“Merger Sub”), pursuant to which, and upon the terms and subject to the conditions thereof, including, without limitation, effecting the Holding Company Reorganization (as defined below), Merger Sub will merge with and into a newly formed Nevada corporation, XOMA Royalty Holdings Corporation (“HoldCo”), (the “Merger”), with HoldCo surviving the Merger as a wholly owned subsidiary of Ligand. HoldCo is a wholly-owned subsidiary of XOMA Royalty and was formed for the sole purpose of effecting a holding company reorganization (the “Holding Company Reorganization”) pursuant to Nevada Revised Statutes, as amended (“NRS”), 92A (or such other applicable provisions of the NRS).

On May 16, 2026, XOMA Royalty, Ligand and the Merger Sub entered into Amendment No. 1 to the Agreement and Plan of Merger (“Amendment No. 1”) which, among other things, adds HoldCo as a party to the Merger Agreement.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed acquisition, XOMA Royalty will be filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed acquisition. The definitive proxy statement will be mailed to XOMA Royalty’s stockholders in connection with the proposed acquisition. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by XOMA Royalty with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. Any vote in respect of resolutions to be proposed at XOMA Royalty’s stockholder meeting to approve the proposed acquisition or other responses in relation to the proposed acquisition should be made only on the basis of the information contained in XOMA Royalty’s proxy statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at investors.xoma.com.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

XOMA Royalty and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of XOMA Royalty in favor of the proposed acquisition. Information about XOMA Royalty’s directors and executive officers is set forth in XOMA Royalty’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 30, 2026. Additional information concerning the interests of XOMA Royalty’s participants in the solicitation, which may, in some cases, be different than those of XOMA Royalty’s stockholders generally, will be set forth in XOMA Royalty’s proxy statement relating to the proposed acquisition when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov and at investors.xoma.com.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Ligand’s proposed acquisition of XOMA Royalty, Ligand’s and XOMA Royalty’s products pipeline and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain XOMA Royalty stockholder approval) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including XOMA Royalty’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the shares and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or XOMA Royalty’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Ligand’s business and prospects, adverse developments in Ligand’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of XOMA Royalty’s commercialized and/or pipeline products or Ligand’s commercialized and/or pipeline products; risks associated with drug development; XOMA Royalty’s and Ligand’s reliance on collaborative partners for milestone payments, royalties, materials revenue, contract payments and other revenue projections, which may not be received; the uncertainties inherent in research and development, including the ability of XOMA Royalty’s and Ligand’s partners to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical trials conducted by XOMA Royalty’s and Ligand’s partners; whether and when drug applications may be filed in any jurisdictions for pipeline products for any potential indications by XOMA Royalty’s and Ligand’s partners; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; and decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of XOMA Royalty and Ligand described in the “Risk Factors” and “Forward Looking Statements” sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and XOMA Royalty and Ligand assume no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. XOMA Royalty and Ligand give no assurance that they will achieve their respective expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16, 2026, by and among XOMA Royalty Corporation, XOMA Royalty Holdings Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: May 17, 2026	By:	/s/ Andrew Reardon
	Name:	Andrew Reardon
	Title:	Chief Legal Officer and Secretary